Interest Expense (Income)	12 Months Ended
Dec. 31, 2013
Interest Expense (Income)
19.	Interest Expense (Income)

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
Interest expense	$151,986	$173,503	$178,812
Interest income	(5,091)	(11,128)	(12,718)

Interest expense, net	$146,895	$162,375	$166,094

Interest paid was $141.2 million in 2013 ($178.0 million in 2012 and $177.6 million in 2011).